EXHIBIT 99.1

AMENDMENT NO. 9 TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 9 TO LOAN AND SECURITY AGREEMENT (“Amendment No. 9”), dated as of September 20, 2004, by and among Pemstar Inc., a Minnesota corporation (as surviving corporation of the merger with Pemstar Pacific Consultants, Inc., “Parent”), Turtle Mountain Corporation, a North Dakota Corporation (“Turtle Mountain”, and together with Parent, each individually a “Borrower” and collectively, “Borrowers”), Gentlelife, Inc., a California corporation, formerly known as Kinderlife Instruments Inc. (“Guarantor”) and Congress Financial Corporation (Central), an Illinois corporation, in its capacity as administrative and collateral agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity “Agent”).

W I T N E S S E T H :

WHEREAS, Agent, Borrowers, Guarantor, Fleet Capital Corporation, a Rhode Island corporation, in its capacity as Documentation Agent for Lenders (in such capacity, “Documentation Agent”), and the parties to the Loan Agreement as lenders, whether by execution of the Loan Agreement or an Assignment and Acceptance (individually, each a “Lender” and collectively, “Lenders”), have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made, and may make, loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated April 25, 2003, by and among Agent, Borrowers, Guarantor, Documentation Agent and Lenders, as amended by Amendment No. 1 to Loan and Security Agreement, dated April 25, 2003, Amendment No. 2 to Loan and Security Agreement, dated as of June 30, 2003, Amendment No. 3 to Loan and Security Agreement, dated as of July 10, 2003, Amendment No. 4 to Loan and Security Agreement, dated as of January 5, 2004, Amendment No. 5 to Loan and Security Agreement, dated as of January 6, 2004, Amendment No. 6 to Loan and Security Agreement, dated as of January 6, 2004, Amendment No. 7 to Loan and Security Agreement dated April 12, 2004 and Amendment No. 8 to Loan and Security Agreement dated as of June 4, 2004 (as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”, and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended and supplemented, collectively, the “Financing Agreements”);

WHEREAS, Borrowers and Guarantor have requested that Agent and Lenders make certain amendments to the Loan Agreement and the other Financing Agreements;

WHEREAS, Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions herein; and

WHEREAS, by this Amendment No. 9, Agent, Lenders, Borrowers and Guarantor desire and intend to evidence such consent and amendments.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

Definitions.

Additional Definitions. As used herein, “Amendment No. 9” shall mean this Amendment No. 9 to Loan and Security Agreement by and among Agent, Lenders, Borrowers and Guarantor as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation of, such definition.

Interpretation. For purposes of this Amendment No. 9, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

Sales to Chiptronics.

In connection with sales by Parent and Turtle Mountain to Chiptronics, Parent and Turtle Mountain currently receive payment of the Accounts arising from such sales through a deposit account maintained at Security State Bank (“Bank”) as set forth in the Deposit Account Control Agreement, dated April 25, 2003, by and among Bank, Chiptronics, Turtle Mountain and Agent (as the same now exists or may be amended or supplemented from time to time, the “Chiptronics Control Agreement”).

Under the terms of the Chiptronics Control Agreement, ninety-eight (98%) percent of the available funds in the deposit account subject to the Chiptronics Control Agreement (such deposit account being referred to as the “Chiptronics Collection Account”) are remitted to a deposit account of Turtle Mountain, except that as to payments from certain customers of Chiptronics, Turtle Mountain has the right to notify the Bank from time to time to remit to the Turtle Mountain deposit account a greater percentage of the funds paid from such customers held in the Chiptronics Collection Account.

Turtle Mountain shall from time to time notify Agent [once each week or at such other time or times as Agent may specify to Parent or Turtle Mountain] of the percentages of the amounts that it is entitled to have the Bank remit to it from the Chiptronics Deposit Account, together with such information with respect thereto as Agent may request (including the name of the customers to which such right exists) and shall otherwise exercise its rights to give such notice as to the percentage of the amounts to be sent to its deposit account from the Chiptronics Collection Account in accordance with the information that it shall provide to Agent with respect thereto.

Without limiting any other rights or remedies, or relieving Parent or Turtle Mountain of any liability to Agent or any Lender, Agent shall have the right at any time after a Default or an Event of Default to exclusively exercise the rights of Turtle Mountain under the Chiptronics Control Agreement to notify the Bank of the amounts to be remitted to the deposit account of Turtle Mountain as provided for therein and Parent and Turtle Mountain shall provide to Agent such information as Agent may require in order to exercise such right.

Additional Representations, Warranties and Covenants. Each Borrower and Guarantor represents, warrants and covenants with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof:

This Amendment No. 9 has been duly executed and delivered by each Borrower and Guarantor and is in full force and effect as of the date hereof and the agreements and obligations of each Borrower and Guarantor contained herein constitute legal, valid and binding obligations of each Borrower and Guarantor enforceable against each of them in accordance with their respective terms.

After giving effect to the provisions of this Amendment No. 9, no Event of Default exists or has occurred and is continuing as of the date of this Amendment No. 9.

Conditions Precedent. The effectiveness of the amendments contained herein shall be subject to:

the receipt by Agent of this Amendment No. 9 duly authorized, executed and delivered by the parties hereto; and

the receipt by Agent of the approval of Required Lenders, in form and substance satisfactory to Agent, to the terms and conditions of this Amendment No. 9.

Effect of this Amendment. Except as expressly set forth herein, no other amendments, consents, changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Borrowers shall not be entitled to any other or further amendment or consent by virtue of the provisions of this Amendment No. 9 or with respect to the subject matter of this Amendment No. 9. To the extent of conflict between the terms of this Amendment No. 9 and the other Financing Agreements, the terms of this Amendment No. 9 shall control. The Loan Agreement and this Amendment No. 9 hall be read and construed as one agreement.

Governing Law. The validity, interpretation and enforcement of this Amendment No. 9 and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Illinois.

Binding Effect. This Amendment No. 9 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 9.

Counterparts. This Amendment No. 9 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 9, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No. 9 by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 9. Any party delivering an executed counterpart of this Amendment No. 9 by telefacsimile also shall deliver an original executed counterpart of this Amendment No. 9, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 9 as to such party or any other party.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 8 to be duly executed and delivered by their authorized officers as of the day and year first above written.

AGENT

CONGRESS FINANCIAL CORPORATION (CENTRAL), as Agent

By: /s/ Brian Hynds

Title: Vice President

BORROWERS

PEMSTAR INC.

By: /s/ Allen J. Berning

Title: CEO

TURTLE MOUNTAIN CORPORATION

By: /s/ William H. Rice II

Title: Corporate Secretary

GUARANTOR

GENTLELIFE, INC.

By: /s/ William H. Rice II

Title: Assistant Secretary